Exhibit 99.2

CHARTER OF THE

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

OF

PEDEVCO CORP.

Organization and Governance of the Compensation Committee

The Compensation Committee (the “Committee”) of the Board of Directors (the "Board") of PEDEVCO CORP. (the “Company”) will consist of not less than two members appointed by the Board, each of whom must be (1) a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (2) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable rules and regulations thereunder, and (3) an "independent director" as defined by the rules and regulations of the NYSE MKT.  Each Committee member must also satisfy any additional independence requirements for compensation committee members that are applicable to the Company and that may be adopted by the NYSE MKT or the Securities and Exchange Commission (the "SEC") pursuant to Section 10C(a) of the Exchange Act or Rule 10C-1 under the Exchange Act.

In order to fulfill its responsibilities, the Committee will be organized and governed in the following manner:

●	Committee members will be appointed and removed by the Board, and the Board will designate a Chairman of the Committee;

●
Action may be taken by the Committee upon the affirmative vote of (1) both of the Committee members if the Committee has two members or (2) a majority of the Committee members if the Committee has at least three members;

●	Any member of the Committee may call a meeting of the Committee upon the delivery of notice to every other Committee member at least forty-eight hours prior to the meeting;

●	Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval of such action in writing; and

●	The Committee may delegate its authority to a subcommittee to the extent permitted by applicable laws, rules and regulations.

Purposes of the Committee

The purpose of the Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s Officers (as defined below).  The Committee has overall responsibility for approving and administering the Officer compensation plans, policies and programs of the Company. The Committee is also responsible for preparing an annual report on executive compensation for inclusion in the Company’s proxy statement, if required by the rules and regulations of the SEC.

Compensation Policy

The policy of the Committee is to provide compensation to the Company’s Officers in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.

Responsibilities of the Committee

The Committee has the following responsibilities:

●
Review annually and approve the corporate objectives relevant to the compensation of all officers of the Company ("Officers"), including the Chief Executive Officer, as the term "officer" is defined in applicable SEC and NYSE MKT rules and regulations, and evaluate at least annually the performance of the Chief Executive Officer and other Officers in light of those objectives;

●
Review annually and determine, or recommend to the Board for determination, the salary, bonus and other non-equity based elements of total compensation for each Officer in light of the evaluation described in the preceding paragraph, provided that the Chief Executive Officer may not be present during voting or deliberations on his or her compensation;

●
Review annually, determine and award to Officers any stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans that the Committee believes are appropriate;

●	Approve (or recommend to the Board for determination) all special perquisites, special cash payments and other special compensation and benefit arrangements for Officers;

●	In determining the compensation of Officers, consider the results of the most recent "say-on-pay" vote by the Company's shareholders in connection with the Company's annual meeting of shareholders;

●
Review and discuss with the Company's management any "compensation discussion and analysis" regarding the compensation of the Chief Executive Officer and other Officers, and any discussion regarding the risks related to the Company's compensation policies and practices, that is required by applicable SEC rules and regulations to be included in the Company's annual proxy statement;

●	Prepare an annual report on executive compensation for inclusion in the Company’s annual proxy statement, if required by the rules and regulations of the SEC;

●
Review, and recommend to the Board for determination, the compensation for non-employee directors, including, but not limited to, the following elements:  meeting fees, committee fees, committee chair fees, equity or stock compensation and other benefits and perquisites;

●
Grant stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to eligible individuals in the Company’s service who are not Officers, if and to the extent that the Committee believes such awards are appropriate; provided that the Committee may delegate to one or more Officers designated by the Committee the authority to make grants to eligible individuals who are not Officers; provided further that the Committee will have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants and determined the appropriate number of shares or the basis for determining such numbers of shares by position, compensation level or category of personnel; and provided further that any Officer(s) to whom such authority is delegated will regularly report to the Committee the grants so made and that any such delegation may be revoked at any time by the Committee;

●	Amend the provisions of the Company’s stock option or other equity incentive plans, to the extent authorized by the Board;

●	Approve for submission to the Company’s shareholders, for approval if required by applicable law, stock option or other equity incentive plans or amendments to such plans;

●	Approve (or recommend to the Board for determination) any employment or severance agreements for Officers;

●	Have full access to the Company’s management and records as necessary to carry out the Committee's responsibilities;

●	Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be required under applicable law;

●	Periodically review the adequacy of this Charter and submit any recommended changes to the Board for approval;

●	Maintain minutes of the Committee's meetings and actions by written consent, and report the Committee's actions and recommendations to the Board on a periodic basis; and

●	Annually evaluate the performance of the Committee, the results of which will be presented to the Board.

Retention of Committee Advisers and Payment of Expenses

The Committee has the authority, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers to assist the Committee in the performance of its responsibilities, provided that the Committee is not required to retain or obtain the advice of any such compensation consultants, legal counsel or other advisers.  The Committee has the authority to terminate, if appropriate, any such compensation consultants, legal counsel or other advisers.

The Committee will be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultants, legal counsel and other advisers retained by the Committee, provided that the Committee will not retain any such person without first taking into consideration the independence of such person in light of the independence factors listed in Rule 10C-1(b)(4) under the Exchange Act as well as any other applicable independence factors specified by the NYSE MKT in its listing standards.  In addition, the Committee will evaluate whether any compensation consultant retained, or to be retained, by the Committee has any conflict of interest as provided in Item 407(e)(3)(iv) of SEC Regulation S-K.  The Company will provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to compensation consultants, independent legal counsel and other advisers retained by the Committee.